Summary Prospectus
March 1, 2017
The Hartford International Small Company Fund*
* The Fund is closed to new investors until further notice. No purchases will be allowed, other than as described in this summary prospectus.
Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
HNSAX	HNSLX	HNSBX	HNSCX	HNSJX	HNSRX	HNSSX	HNSTX	HNSYX	HNSFX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2017, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Investment Objective. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 79 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.31%	0.31%	0.79%	0.30%	0.20%	0.28%	0.23%	0.19%	0.13%	0.08%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.31%	0.31%	0.79%	0.30%	0.20%	0.08%	0.08%	0.09%	0.13%	0.08%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(3)	1.48%	1.48%	2.71%	2.22%	1.12%	1.70%	1.40%	1.11%	1.05%	1.00%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.41%	0.00%	0.00%	0.03%	0.03%	0.04%	0.03%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.48%	1.48%	2.30%	2.22%	1.12%	1.67%	1.37%	1.07%	1.02%	1.00%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.32% (Class A), 0.80% (Class B), 0.31% (Class C), 0.21% (Class I), 0.29% (Class R3), 0.24% (Class R4), 0.20% (Class R5) and 0.14% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.60% (Class A), 1.60% (Class T), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5), 1.00% (Class Y) and 1.00% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$692	$992	$1,313	$2,221
T	$397	$706	$1,038	$1,974
B	$733	$1,103	$1,598	$2,713
C	$325	$694	$1,190	$2,554
I	$114	$356	$617	$1,363
R3	$170	$533	$920	$2,006
R4	$139	$440	$763	$1,677
R5	$109	$349	$608	$1,348
Y	$104	$331	$576	$1,280
F	$102	$318	$552	$1,225
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$692	$992	$1,313	$2,221
T	$397	$706	$1,038	$1,974
B	$233	$803	$1,398	$2,713
C	$225	$694	$1,190	$2,554
I	$114	$356	$617	$1,363
R3	$170	$533	$920	$2,006
R4	$139	$440	$763	$1,677
R5	$109	$349	$608	$1,348
Y	$104	$331	$576	$1,280
F	$102	$318	$552	$1,225
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies. The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The Fund’s investment approach is to invest in equity securities of foreign issuers that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have significant potential for capital appreciation.

The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P EPAC SmallCap Index. As of December 30, 2016, this range was approximately $3 million to $18.9 billion. The market capitalization range of the index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 28.39% (2nd quarter, 2009)     Lowest -25.27% (3rd quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on May 31, 2007 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from May 31, 2007 through December 31, 2016 and Class A shares (excluding sales charges) prior to May 31, 2007. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A − Return Before Taxes	-11.26%	8.12%	2.32%
– After Taxes on Distributions	-11.20%	6.95%	1.43%
– After Taxes on Distributions and Sale of Fund Shares	-6.15%	6.41%	1.78%
Share Classes (Return Before Taxes)
Class T	-8.44%	8.80%	2.64%
Class B	-11.57%	8.24%	2.33%
Class C	-7.74%	8.56%	2.14%
Class I	-5.76%	9.76%	3.28%
Class R3	-6.27%	9.18%	2.98%
Class R4	-6.03%	9.53%	3.18%
Class R5	-5.73%	9.84%	3.38%
Class Y	-5.67%	9.90%	3.42%
Class F	-5.76%	9.76%	3.28%
S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes)	1.75%	10.68%	3.13%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Simon H. Thomas	Senior Managing Director and Equity Portfolio Manager	2002
Daniel Maguire, CFA	Senior Managing Director and Equity Portfolio Manager	2004

Purchase and sale of fund shares. The Fund is closed to new investors until further notice. No purchases of the Fund’s shares will be allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of April 29, 2016 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund subject to the requirements set forth in the section entitled "Conversions" in the statutory prospectus, or through exchanges from other Hartford Funds; (ii) purchases by shareholders of record of the Fund who hold Class A shares and now want to purchase Class T shares; (iii) purchases through reinvestment of dividends or capital gains distributions; (iv) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford Funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (v) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (vi) purchases by Hartford Funds’ fund of funds; (vii) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before April 29, 2016; and (viii) purchases by certain financial institutions or financial intermediary firms that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8March 1, 2017 MFSUM-ISC_030117